UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2011

China Integrated Energy, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-34390	65-0854589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dongxin Century Square, 7th Floor Hi-Tech Development District Xi’an, Shaanxi Province, People’s Republic of China 710043
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 86-29 8268 3920

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(b)    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 2, 2011, China Integrated Energy, Inc. (the “Company”) filed a Current Report on Form 8-K announcing that KPMG, its auditor for the fiscal year ended December 31, 2010, determined that its previously issued audit report dated March 16, 2011 related to the consolidated balance sheet of the Company and subsidiaries as of December 31, 2010, and the related consolidated statement of income and comprehensive income, stockholder’s equity, and cash flows for the year then ended (the “FYE 2010 Financials”), and effectiveness of internal control over financial reporting as of December 31, 2010, should no longer be relied upon.  As a result of this determination, the Company must file an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Amendment”), removing the KPMG audit report and reflecting that the FYE 2010 Financials are unaudited.

The Form 10-K also included the audit report of the Company’s prior auditor, Sherb & Co., LLP, dated March 30, 2010, with respect to the audited financial statements of the Company for the years ended December 31, 2009 and 2008.  Sherb has informed the Company that, as of the date hereof, nothing has come to Sherb’s attention that has led Sherb to believe that its previously issued audit reports should no longer be relied upon.  However, at this time in order for Sherb to re-issue its prior audit report for inclusion in the Amendment, Sherb must perform certain procedures that include obtaining certain representations from the successor auditor.  Since at this time, the Company is still in the process of identifying a new auditor, Sherb is unable to complete its procedures and therefore cannot re-issue its prior audit report for inclusion in the Amendment.  As a result, even though Sherb has not withdrawn its previously issued audit report, and has not determined that its prior audit report can no longer be relied upon, because the Company has an obligation to file the Amendment, the Company will have to reflect that the 2009 financial statements are unaudited and will have to omit the Sherb audit report from the Amendment.

The Company remains committed to identifying and engaging a new auditor as soon as possible.  The Audit Committee has discussed the matters disclosed in response to this Item 4.02(b) with Sherb.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

7.1	Sherb & Co., LLP Letter, dated as of June 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2011	China Integrated Energy, Inc.

	By:	/s/ Xincheng Gao
Name: Xincheng Gao
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

7.1	Sherb & Co., LLP Letter, dated as of June 30, 2011